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Exhibit 32.06

PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INCORPORATED

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Public Service Company of North Carolina, Incorporated (the "Company") on Form 10-Q for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 4, 2004

/s/ KEVIN B. MARSH Kevin B. Marsh Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.20

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PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INCORPORATED CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002